UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 29, 2018

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Approval of Incentive Awards for 2018 and 2019 Annual Base Salaries for Executive Officers

The Board of Directors approved the Compensation Committee's cash and equity incentive awards in respect of fiscal 2018 performance and annual base salaries in effect beginning January 1, 2019. The approved amounts are set forth below:

Officer	Title	2019 Salary	Cash Incentive	Equity Incentive Award (Shares)
John S. D'Orazio	President and CEO	$450,000	$161,208	5,508
Paul W. Nester	Vice President, Secretary, Treasurer and CFO	315,000	86,953	2,289
Robert L. Wells, II	Vice President, Information Technology	192,000	50,039	1,186
Carl J. Shockley, Jr.	Vice President, Operations - Roanoke Gas Company	211,000	52,020	1,244

The equity awards are issued under the terms and conditions of the RGC Resources, Inc. Restricted Stock Plan, filed as Exhibit 10.1 to the Company's 8-K filed February 9, 2017. The equity awards have a grant date of January 2, 2019. One-third of the award will vest on the grant date. The second one-third will vest on January 2, 2020, and the final one-third will vest on January 2, 2021.

Approval of Performance Incentive Plan for 2019

The Board of Directors approved the Compensation Committee's Performance Incentive Plan for the Company's named executive officers for the fiscal year ending September 30, 2019. The cash incentive bonus for each officer is based 50% on the individual's performance with respect to corporate objectives and 50% on a target within a range of earnings results for fiscal 2019. The equity incentive bonus for each officer is based on a range of earnings results for fiscal 2019. The potential range of incentive bonuses for each officer is provided below:

Officer	Metric	Type	Minimum	Target	Maximum
John S. D'Orazio	Performance & Earnings	Cash	$—	$157,500	$196,875
	Earnings	Equity	—	135,000	202,500
Paul W. Nester	Performance & Earnings	Cash	—	94,500	118,125
	Earnings	Equity	—	78,750	118,125
Robert L. Wells, II	Performance & Earnings	Cash	—	48,000	60,000
	Earnings	Equity	—	28,800	43,200
Carl J. Shockley, Jr.	Performance & Earnings	Cash	—	63,300	79,125
	Earnings	Equity	—	42,200	63,300

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: October 31, 2018	By:	/s/ Paul W. Nester

Paul W. Nester
Vice President, Treasurer, Secretary and CFO